                                                               Exhibit (10.17)


      FIRST MODIFICATION TO SYNTHETIC LEASE FINANCING OPERATIVE DOCUMENTS

     THIS FIRST MODIFICATION TO SYNTHETIC LEASE FINANCING OPERATIVE DOCUMENTS ("First Modification"), made this 11th day of October, 2000, by and among ROWE FURNITURE, INC., a Virginia Corporation and certain other subsidiaries of the Rowe Companies as "Lessees" and THE ROWE COMPANIES, a Nevada Corporation, THE MITCHELL GOLD CO., a North Carolina corporation, ROWE DIVERSIFIED, INC., a Delaware Corporation, HOME ELEMENTS, INC., a Virginia Corporation, ROWE PROPERTIES, INC., a California Corporation, STOREHOUSE, INC., a Georgia Corporation and THE WEXFORD COLLECTION, INC., a California corporation (individually a "Guarantor", and collectively the "Guarantors") and ATLANTIC FINANCIAL GROUP, LTD., as "Lessor" and SUNTRUST BANK, N.A., a national banking association, successor in interest to Crestar Bank, a Virginia banking corporation (the "Bank" or "Agent").

                                    RECITALS

     WHEREAS, the Lessees, Lessor, Guarantors and Bank are parties to certain Operative Documents made in connection with a synthetic lease financing dated August 27, 1999, such Operative Documents including the Master Agreement, the Purchase Agreement, the Master Lease Agreement ("Lease"), the Security Agreement, the Notes, the Loan Agreement, the Guaranty, the Assignments of Lease and Rents, the Mortgages, the Construction Agency Agreement, the Joinder Agreements and the other documents delivered in connection with the transactions contemplated by the Master Agreement, all or more particularly defined in Appendix A to the Master Agreement, Lease, Loan Agreement and Construction Agency Agreement. ("Appendix A"); and

     WHEREAS, Borrower, Guarantors and Bank mutually desire to modify certain terms and conditions of the Operative Documents.

     NOW THEREFORE, for and in consideration of $1.00 paid by Borrower to Bank, the premises herein contained, and other good and valuable consideration the receipt and sufficiency of which is acknowledged by the parties, the parties hereto intending to be bound agree as follows:

          I.  Modifications:  The parties do hereby modify Appendix A to the
              --------------
Master Agreement as follows:

     (1). "Applicable Margin for LIBOR Advances" is deleted in its entirety and the following is substituted in its place.


              Funded Debt/Cash Flow Ratio      Spread over LIBOR
              ---------------------------      -----------------
                    (greater than)3.50 : 1      250 basis points
           (less than or equal to)3.50 : 1 225 basis points (less than or equal to)3.25 : 1 190 basis points (less than or equal to)3.00 : 1 160 basis points (less than or equal to)2.75 : 1 130 basis points (less than or equal to)2.25 : 1 100 basis points
           (less than or equal to)2.00 : 1       80 basis points
           (less than or equal to)1.75 : 1       65 basis points
           (less than or equal to)1.25 : 1       50 basis points
                       (less than)0.50 : 1       35 basis points

                         Notwithstanding the foregoing, for a LIBOR Advance made for the period through and including the final day of the fiscal quarter ending on or about December 3, 2000, the Applicable Margin for LIBOR advances shall not be greater than Adjusted LIBOR Rate plus 130 basis points. Any changes in the Interest Rate are effective on the first day of the succeeding fiscal quarter.

     (2). Section 2.3(e) of the Master Agreement is deleted in its entirety and the following substituted in its place:

                    (e) The Lessee hereby agrees to pay to each Funding Party a facility fee for each day from August 27, 2000 until the Lease Termination Date equal to (i) the applicable percentage set forth below for the corresponding Funded Debt to Cash Flow Ratio as mot recently determined based on Rowe Companies' most recent audited annual or unaudited quarterly consolidated financial statements, as applicable, per annum times (ii) the unused amount
                                        --- ----- -----
                         of such Funding Party's Commitment on such day, times
                                                                         -----
                         (iii) 1/360. Such facility fee shall be payable in arrears on each Quarterly Payment Date.

                                      Facility Fee Percentages
                                      ------------------------

             Funded Debt/Cash Flow Ratio       Facility Fee Percentages
            ------------------------------     ------------------------
           (less than or equal to)3.50 : 1              .50%
           (less than or equal to)3.50 : 1              .45%
           (less than or equal to)3.25 : 1              .40%
           (less than or equal to)3.00 : 1              .35%
           (less than or equal to)2.75 : 1              .35%
                    (greater than)2.25 : 1              .35%
           (less than or equal to)2.25 : 1              .25%
           (less than or equal to)2.00 : 1              .18%
           (less than or equal to)1.75 : 1              .15%
           (less than or equal to)1.25 : 1              .12%
           (less than or equal to)0.50 : 1              .10%


               Notwithstanding the foregoing, the maximum Facility Fee for periods prior to the first day of the fiscal quarter ending on or about December 3, 2000 shall not exceed .35%. Nothing herein contained shall be construed as a retroactive adjustment of fees.

  (3). Section 5.1(k)(i) of the Master Agreement is deleted in its entirety and the following substituted in its place:

          (a)  Maximum Leverage to Cash Flow.     Have and maintain a
               ------------------------------
               consolidated maximum Funded Debt to Cash Flow Ratio (based on the four previous consecutive quarters at the effective date of determination) of not more than 3.50 to 1.00 as of the end of the fiscal quarter ending on or about August 31, 2000; not more than
               3.75 to 1.00 as of the end of the fiscal quarter ending on or about December 3, 2000; and not more than 2.50 to 1.00 as of the end of each fiscal quarter thereafter.

  (4). Section 5.1(k)(ii) of the Master Agreement is deleted in its entirety and the following substituted in its place:

          (b)  Maximum Funded Debt to Total Capitalization. Have and maintain a
               --------------------------------------------
               consolidated Maximum Funded Debt to Total Capitalization ratio of not more than the following:

       Ratio                   As of
       -----                   -----
     0.65 to 1.00  as of the end of each fiscal quarter to and including the end of the fiscal quarter ending on or about December 3, 2000.

     0.55 to 1.00  as of the end of the fiscal quarter ending on or about
                   February 28, 2001 and each fiscal quarter thereafter to and including the fiscal quarter ending on or about August 31, 2001.

     0.50 to 1.00  as of the end of the fiscal quarter ending on or about
                   November 30, 2001 and thereafter.

  (5). Section 5.1(k)(ii) of the Master Agreement entitled Minimum Interest Coverage is renumbered 5.1(k)(iii), is deleted in its entirety and the following is substituted in its place:.

          (ii) Minimum Interest Coverage.  Have and maintain a consolidated
               --------------------------
Minimum Interest Coverage Ratio (based on the four previous consecutive quarters at the effective date of determination) at least equal to 4.00 to 1.00 as of the end of the fiscal quarter ending on or about August 31, 2000; at least 2.50 to
1.00 as of the end of the fiscal quarter ending on or about December 3, 2000; and 5.00 to 1.00 as of the end of each fiscal quarter thereafter.

          II.  Defined Terms.   Defined Terms herein shall have the same
               --------------
meanings as provided in Appendix A, unless otherwise specified.

          III.  No Other Changes.  Except as provided herein, there shall be no
                ----------------
other changes to the Operative Documents and the Operative Documents shall be and remain in all other respects in full force and effect, except as modified herein.

          IV.  Compliance.  The Lessees and the Guarantors hereby certify and
               ----------
reaffirm that the Operative Documents and all of the Lessee's and Guarantors' covenants, duties and liabilities thereunder, including those expressly modified hereby.

          V.  Representations and Warranties.  The Lessees and the Guarantors
              ------------------------------
represent and warrant to the Lessor and the Bank to induce the Lessor and the Bank to enter into this First Modification; that the execution, delivery and performance of this First Modification has been duly authorized by all requisite actions on the part of the Lessees and the Guarantors respectively and that this First Modification has been duly executed and delivered by the Lessees and the Guarantors.

          VI.  Signatures.  Facsimile signatures hereunder shall be deemed
               ----------
originals and this First Modification may be signed in one or more counterparts, duplicate signature pages, or facsimile signature pages, with the same force and effect as if all required signatures were contained in a single original instrument. Any one or more of such counterparts, duplicate signature pages or facsimile signature pages may be removed from any one or more original copies of this First Modification and annexed to other counterparts, duplicate signature pages or facsimile signature pages to form a completely executed original instrument.

  IN WITNESS WHEREOF, the parties have caused this First Modification to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                    LESSEE:
                         ROWE FURNITURE, INC.


                         By:   /s/ Garry W. Angle
                               ------------------

                         Name: Garry W. Angle
                               --------------

                         Title: Vice President - Treasury Management
                                ------------------------------------

                    GUARANTORS:
                         THE ROWE COMPANIES

                         By: /s/ Garry W. Angle
                             ------------------

                         Name: Garry W. Angle
                               --------------

                         Title: Vice President - Treasury Management
                                ------------------------------------

                         THE MITCHELL GOLD CO.

                         By: /s/ Garry W. Angle
                             ------------------

                         Name: Garry W. Angle
                               --------------

                          Title: Vice President - Treasury Management
                                 ------------------------------------


                         ROWE DIVERSIFIED, INC

                         By: /s/ Garry W. Angle
                             ------------------

                         Name: Garry W. Angle
                               --------------

                         Title: Vice President - Treasury Management
                                ------------------------------------

                         HOME ELEMENTS, INC.

                         By: /s/ Garry W. Angle
                             ------------------

                         Name: Garry W. Angle
                               --------------

                         Title: Vice President - Treasury Management
                                ------------------------------------


                         ROWE PROPERTIES, INC.

                         By: /s/ Garry W. Angle
                             ------------------

                         Name: Garry W. Angle
                               --------------

                         Title: Vice President - Treasury Management
                                ------------------------------------

                         STOREHOUSE, INC

                         By: /s/ Garry W. Angle
                             ------------------

                         Name: Garry W. Angle
                               --------------

                         Title: Vice President - Treasury Managemenet
                                -------------------------------------


                         THE WEXFORD COLLECTION, INC

                         By: /s/ Garry W. Angle
                             ------------------

                         Name: Garry W. Angle
                               --------------

                         Title: Vice President - Treasury Managemenet
                                -------------------------------------


                    BANK:
                         SUNTRUST BANK, N.A.

                         By: /s/ Martha D. Shifflett
                             -----------------------

                         Name: Martha D. Shifflett
                               -------------------

                         Title: Sr. Vice President
                                ------------------


                    LESSOR:
                         ATLANTIC FINANCIAL GROUP, LTD.
                         By: Atlantic Financial Managers, Inc.,
                             its general partner

                         By: /s/ Stephen S. Brookshire
                             -------------------------

                         Name: Stephen S. Brookshire
                               ----------------------

                         Title: President
                                ---------